HEALTHCARE REALTY TRUST INCORPORATED
Supplemental Information as of June 30, 2007
Condensed Consolidated Balance Sheet
(Unaudited)
(Dollars in thousands)

	June 30, 2007	December 31, 2006
ASSETS
Real estate properties:
Land	$109,884	$129,658
Buildings, improvements, and lease intangibles	1,456,880	1,741,126
Personal property	15,794	22,707
Construction in progress	28,515	38,835

	1,611,073	1,932,326
Less accumulated depreciation	(324,131)	(373,706)

Total real estate properties, net	1,286,942	1,558,620

Cash and cash equivalents	642	1,950

Mortgage notes receivable	16,886	73,856

Assets held for sale and discontinued operations, net (1)	47,145	0

Other assets, net	93,440	102,177

Total assets	$1,445,055	$1,736,603

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$784,084	$849,982

Accounts payable and accrued liabilities	26,514	32,448

Liabilities held for sale and discontinued operations (1)	7,796	0

Other liabilities	37,160	28,501

Total liabilities	855,554	910,931

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	0	0
Common stock, $.01 par value; 150,000,000 shares authorized; 47,913,458 and 47,805,448 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	479	478

Additional paid-in capital	1,215,277	1,211,234

Accumulated other comprehensive loss	(3,915)	(4,035)

Cumulative net income	685,107	635,120

Cumulative dividends	(1,307,447)	(1,017,125)

Total stockholders’ equity	589,501	825,672

Total liabilities and stockholders’ equity	$1,445,055	$1,736,603

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities sold or to be sold as held for sale and includes the related results of operations in discontinued operations on the Company’s Condensed Consolidated Statements of Income.

HEALTHCARE REALTY TRUST INCORPORATED
Supplemental Information as of June 30, 2007
(Unaudited)
(Dollars in thousands)
INVESTMENT PROGRESSION

A) Construction in Progress (1)		For the Three		For the Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2007	Properties	June 30, 2007

Balance at beginning of period	5	$32,355	6	$38,835
Fundings on projects in existence at the beginning of the period	0	4,709	0	16,168
New projects started during the period	3	130	3	130
Completions (2)	(1)	(8,679)	(2)	(26,618)

Balance at end of period	7	$28,515	7	$28,515

B) Real Estate Properties (3)		For the Three		For the Six
	Number of	Months Ended	Number of	Months Ended
	Properties	June 30, 2007	Properties	June 30, 2007

Balance at beginning of period	165	$1,572,011	231	$1,893,491
Acquisitions	1	950	2	8,266
Additions/Improvements	0	3,130	0	5,136
Completions (CIP) (2)	1	8,679	2	26,618
Assets held for sale	0	0	(17)	(54,198)
Sales	(1)	(2,212)	(52)	(296,755)

Balance at end of period	166	$1,582,558	166	$1,582,558

C) Mortgage Notes Receivable (4)		For the Three		For the Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2007	Investments	June 30, 2007

Balance at beginning of period	2	$16,893	9	$73,856
Funding of mortgages	0	0	0	0
Repayments	0	0	(7)	(56,957)
Scheduled principal payments	0	(7)	0	(13)

Balance at end of period	2	$16,886	2	$16,886

D) Unconsolidated LLCs		For the Three		For the Six
	Number of	Months Ended	Number of	Months Ended
	Investments	June 30, 2007	Investments	June 30, 2007

Balance at beginning of period	3	$19,720	3	$20,079
New investments	0	0	0	0
Investments in existing joint ventures	0	0	0	0
Equity earnings	0	(155)	0	(252)
Cash distributions	0	(262)	0	(524)

Balance at end of period	3	$19,303	3	$19,303

(1)	Construction in progress:

Number of	CIP	Remaining		Estimated Completion Dates
Properties	Balance	Commitment	Total	4Q 2007	3Q 2008	4Q 2008	2Q 2009	4Q 2009

7	$28,515	$158,802	$187,317	$24,914	$27,172	$31,043	$30,610	$73,578
               During the three and six months ended June 30, 2007 the Company capitalized interest in the amount of
               $0.8 million and $1.6 million, respectively.

(2)	During the second quarter of 2007, the Company completed a medical office building in Texas.

(3)	During the second quarter of 2007, the Company purchased a medical office building in Virginia and sold a physicians clinic in Tennessee. Also, during the second quarter of 2007, the Company sold 35 buildings associated with its senior living portfolio. The remaining senior living assets classified as held for sale are estimated to be sold during the third quarter of 2007.

(4)	During the second quarter of 2007, seven mortgage notes receivable were sold as part of the Company’s disposition of its portfolio of senior living assets.

HEALTHCARE REALTY TRUST INCORPORATED
Supplemental Information as of June 30, 2007
(Unaudited)
(Dollars in thousands)
INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical	Physician	Ambulatory	Specialty	Specialty			% of
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other (2)	Total	Total

Master Leases
1 Alabama		$17,660		$2,698	$17,722	$9,445	$47,525	2.9%
2 Arkansas				3,055			3,055	0.2%
3 California		8,363	$1,046		12,688		22,097	1.3%
4 Florida	$47,388	37,372	9,521	3,411	11,703		109,395	6.6%
5 Georgia	7,418	2,683	1,595				11,696	0.7%
6 Illinois	11,939		1,486				13,425	0.8%
7 Indiana		21,597			43,406		65,003	3.9%
8 Massachusetts		12,035					12,035	0.7%
9 Michigan					13,859		13,859	0.8%
10 Missouri			4,708	16,370			21,078	1.3%
11 Nevada			3,801				3,801	0.2%
12 Pennsylvania					113,867		113,867	6.9%
13 Tennessee	2,611	3,139				7,316	13,066	0.8%
14 Texas	18,485	3,714	40,918		19,225		82,342	5.1%
15 Virginia	30,964	30,807		2,166		9,181	73,118	4.5%

Master Leases	$118,805	$137,370	$63,075	$27,700	$232,470	$25,942	$605,362	36.7%

Operating Properties
1 Arizona	30,598	1,942					32,540	2.0%
2 California	60,452		38,202			27	98,681	6.0%
3 Colorado	3,412						3,412	0.2%
4 District of Columbia	29,773						29,773	1.8%
5 Florida	84,795	16,334					101,129	6.1%
6 Hawaii	34,112						34,112	2.1%
7 Illinois	20,978						20,978	1.3%
8 Kansas	12,625						12,625	0.8%
9 Louisiana	11,685						11,685	0.7%
10 Maryland	15,534						15,534	0.9%
11 Michigan	21,674						21,674	1.3%
12 Mississippi	7,185						7,185	0.4%
13 Missouri	19,661						19,661	1.2%
14 Nevada	54,049						54,049	3.3%
15 Pennsylvania	10,789						10,789	0.7%
16 Tennessee	155,376	2,333				795	158,504	9.6%
17 Texas	313,217	16,583				9,223	339,023	20.6%
18 Virginia	1,015						1,015	0.1%
19 Wyoming	19,618						19,618	1.2%

Oper. Properties	$906,548	$37,192	$38,202	$—	$—	$10,045	$991,987	60.3%

Corporate Property							13,724	0.8%

Total Equity Investments	$1,025,353	$174,562	$101,277	$27,700	$232,470	$35,987	$1,611,073	97.8%

Mortgage Investments		16,886					16,886	1.0%

Mtg. Investments	$—	$16,886	$—	$—	$—	$—	$16,886	1.0%

Unconsolidated LLCs
1 Oregon	2,078						2,078	0.1%
2 Utah						6,627	6,627	0.4%
3 Washington	10,598						10,598	0.7%

LLC Investments	$12,676	$—	$—	$—	$—	$6,627	$19,303	1.2%

Total Investments	$1,038,029	$191,448	$101,277	$27,700	$232,470	$42,614	$1,647,262	100.0%

Percent of $ Invested	63.6%	11.7%	6.2%	1.7%	14.2%	2.6%	100.0%

Number of Investments	108	34	12	6	13	5	178

(1)	Excludes assets held for sale.

(2)	Includes other commercial properties.

HEALTHCARE REALTY TRUST INCORPORATED
Supplemental Information as of June 30, 2007
(Unaudited)
SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

	Number of Properties			Owned			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	In Progress	Managed	Management	Total	Percent

1 Texas	44		44	297,010	273,200	2,559,466		3,129,676	28.3%
2 Tennessee	18	5	23	118,932		1,260,260	251,604	1,630,796	14.7%
3 Florida	27		27	572,884		592,963		1,165,847	10.5%
4 Virginia	14	1	15	685,882		7,093	111,998	804,973	7.3%
5 California	11		11	97,913		458,465		556,378	5.0%
6 Pennsylvania	7		7	437,601		63,914		501,515	4.5%
7 Arizona	9	1	10			383,436	59,106	442,542	4.0%
8 Alabama	6		6	327,535				327,535	3.0%
9 Michigan	4		4	113,555		199,749		313,304	2.8%
10 Hawaii	3		3		144,000	138,450		282,450	2.5%
11 Illinois	3		3	115,100		142,955		258,055	2.3%
12 Nevada	3		3	16,878		225,456		242,334	2.2%
13 Missouri	5		5	81,580		106,146		187,726	1.7%
14 District of Columbia	2		2			182,836		182,836	1.6%
15 Indiana	2		2	175,999				175,999	1.6%
16 Colorado	2		2		169,050	—		169,050	1.5%
17 Wyoming	1		1			139,647		139,647	1.3%
18 Louisiana	2		2			133,211		133,211	1.2%
19 Mississippi	1	1	2	—		58,036	39,648	97,684	0.9%
20 Maryland	2		2			94,664		94,664	0.9%
21 Massachusetts	2		2	84,242				84,242	0.8%
22 Georgia	3		3	78,779				78,779	0.7%
23 Kansas	1		1			70,908		70,908	0.6%
24 Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet	173	8	181	3,215,853	586,250	6,817,655	462,356	11,082,114	100.00%

     B) By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	In Progress	Managed	Owned	Management	Total	Percent

Medical Office	805,598	586,250	6,291,797	7,683,645	462,356	8,146,001	73.6%
Physician Clinics	802,644		242,891	1,045,535		1,045,535	9.4%
Specialty Inpatient	977,249			977,249		977,249	8.8%
Ambulatory Care/Surgery	165,113		282,967	448,080		448,080	4.0%
Other	347,121			347,121		347,121	3.1%
Specialty Outpatient	118,128			118,128		118,128	1.1%

Total Square Feet	3,215,853	586,250	6,817,655	10,619,758	462,356	11,082,114	100.0%

Percent of Total Square Footage	29.0%	5.3%	61.5%	95.8%	4.2%	100.0%

Total Number of Properties	67	7	99	173	8	181

     C) By Occupancy (2)

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
	Office (3)	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

Occupants Greater than 1%
1 Healthsouth	116,431				643,383		759,814	7.2%
2 Baylor Health Systems	687,043						687,043	6.5%
3 HCA	376,027						376,027	3.5%
4 OrthoIndy		58,474			117,525		175,999	1.7%
5 Ascension Nashville	143,963						143,963	1.4%
6 Melbourne Internal Medicine Assocs	140,128						140,128	1.3%

All Other Occupants less than 1%	6,220,053	987,061	448,080	118,128	216,341	347,121	8,336,784	78.4%

Total Square Feet	7,683,645	1,045,535	448,080	118,128	977,249	347,121	10,619,758	100.0%

(1)	Mortgages, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Excludes assets held for sale and third party managed properties.

(3)	Medical Office consists of approximately 2,465 occupants with an average square footage of approximately 2,988 square feet per occupant.
     In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2006. Forward-looking statements represent the Company’s judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

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